UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

______________

Date of report (Date of earliest event reported) April 3, 2007

U.S.B. HOLDING CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12811	36-3197969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Dutch Hill Road, Orangeburg, New York		10962
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code  (845) 365-4600
[Missing Graphic Reference]

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 3, 2007, U.S.B. Holding Co., Inc. was notified that a blackout will be in effect with respect to the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401(k) Provisions) from May 3, 2007 to May 16, 2007. This Current Report on Form 8-K is notice to the Commission of the blackout period under Rule 104 of Regulation BTR. As required by Rule 104 of Regulation BTR, U.S.B. Holding Co., Inc. provided notice of the blackout period to all affected directors and officers in the form of a letter that was sent on April 9, 2007. A copy of this notice letter is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

99.1	Notice Letter, dated April 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.B. HOLDING CO., INC

Date: April 9, 2007	By:	/s/ Raymond J. Crotty
Name: Raymond J. Crotty
Title: President and C.O.O.